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                     SUBSCRIPTION AGREEMENT
                  CONCRETE CASTING INCORPORATED

Concrete Casting Incorporated, a Nevada corporation with its principal office at 100 Pine Wood Drive, Logan, Utah 84321 (hereinafter the "Company") and the undersigned (hereinafter the Subscriber) agree as follows:

WHEREAS:

A. The Company desires to sell shares of common stock at the offering price Of $0.25 each (hereinafter the "Shares"); and

B. The Subscriber desires to acquire the number of shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

                       SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set-forth upon the signature page hereof at a price equal to $0.25 per Share, and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable. Upon execution, this subscription shall be irrevocable by the Subscriber.

1.2 The purchase price for the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3 Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

           REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1 Subscriber hereby severally represents and warrants to the Company the following:

(A) the Subscriber has been furnished with a copy of the prospectus discussing the Company, the Shares and other applicable disclosure information.

(B) the Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms.


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                REPRESENTATIONS BY THE COMPANY

3.1 	The Company represents and warrants to the Subscriber that:

(A) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B) Upon issue, the Shares will be duly and validly issued, fully paid and non assessable.

                   TERMS OF SUBSCRIPTION

4.1 Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for the purposes set forth in the prospectus. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

4.2 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscribers address indicated herein.


                        MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its principal office at 100 Pine Wood Drive, Logan, Utah 84321, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

5.3 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

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IN WITNESS WHEREOF, this Subscription Agreement is executed as of the
     day of                    ,2003.
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Number of Shares Subscribed For:
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Signature of Subscriber:
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Name of Subscriber:
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Address of Subscriber:
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Subscribers Social Security No.
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ACCEPTED BY: CONCRETE CASTING INCORPORATED

Signature of Authorized Signatory:
                                  ------------------------------------
Name of Authorized Signatory:
                              -------------------------------------
Position of Authorized Signatory:
                                 -------------------------------------

Date of Acceptance:
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